                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT

                                                              STATE OR JURISDICTION
                                                                UNDER THE LAW OF
                                                                 WHICH ORGANIZED
                                                              ---------------------
1st Choice Mortgage, LLC....................................  Indiana
ABN AMRO Merchant Services, LLC.............................  Delaware
AccuLend Mortgage, L.P. ....................................  California
Advent Guaranty Corporation.................................  Vermont
Alliance Title Agency, L.C.C................................  Michigan
ALLINCO, Inc. ..............................................  Vermont
Ash Realty Co., Inc. .......................................  Indiana
Builders Mortgage, L.P. ....................................  California
Capstone Realty, Inc. ......................................  Ohio
Circle Equity Leasing Corporation of Michigan...............  Michigan
Covenant Mortgage, LLC......................................  Indiana
EQK Realty Holdings, Inc. ..................................  Pennsylvania
Executive Home Mortgage, LLC................................  Indiana
First Flight Mortgage, LLC..................................  Indiana
First Franklin Financial Corporation........................  Delaware
First National Broadway Corp. ..............................  Kentucky
First of America Capital Trust I (Trust)....................  Delaware
Fort Wayne Capital Trust I (Trust)..........................  Delaware
Gateway First Mortgage, LLC.................................  Indiana
Heartland Security Mortgage, LLC............................  Indiana
Heritage Home Mortgage, LLC.................................  Indiana
Home Central Mortgage, LLC..................................  Indiana
Home Financing, LLC.........................................  Indiana
Home Mortgage Centre, LLC...................................  Indiana
Hometown Mortgage, LLC......................................  Indiana
Intercoastal Mortgage, LLC..................................  Indiana
JBH Travel Audit Inc. ......................................  Colorado
Leading Edge Mortgage, LLC..................................  Indiana
Liberty West Mortgage, L.P. ................................  California
Lower Bucks Mortgage, LLC...................................  Indiana
Metropolitan Mortgage, LLC..................................  Indiana
Mortgage One, L.P. .........................................  California
Mortgage PROS, LLC..........................................  Indiana
NCBI Holdings, Inc. ........................................  Indiana
NCBO Holdings, Inc. ........................................  Indiana
NPC Alliance, Inc. .........................................  Delaware
NPC Internacional, S.A. de C.V. ............................  Mexico
NatCity Insurance Services, Inc. ...........................  Michigan
NatCity Investments, Inc. ..................................  Indiana
NatCity Trust Company of Delaware...........................  Delaware
National American Mortgage, LLC.............................  Indiana
National Capital Properties, Inc. ..........................  Kentucky
National City Abstract, LLC.................................  Pennsylvania

                                                              STATE OR JURISDICTION
                                                                UNDER THE LAW OF
                                                                 WHICH ORGANIZED
                                                              ---------------------
National City Bank..........................................  United States
National City Bank of Indiana...............................  United States
National City Bank of Kentucky..............................  United States
National City Bank of Michigan/Illinois.....................  United States
National City Bank of Pennsylvania..........................  United States
National City Bank of Southern Indiana......................  United States
National City Capital Corporation...........................  Delaware
National City Commercial Finance, Inc. .....................  Ohio
National City Commercial Leasing, Inc. .....................  Ohio
National City Community Development Corporation.............  Ohio
National City Credit Corporation............................  Ohio
National City Equity Partners, Inc. ........................  Delaware
National City Home Loan Services, Inc. .....................  Delaware
National City Indiana, LLC..................................  Indiana
National City Insurance Agency of Kentucky, Inc. ...........  Kentucky
National City Insurance Agency of Pennsylvania, Inc. .......  Pennsylvania
National City Insurance Group, Inc. ........................  Michigan
National City Investment Company - Nevada, Inc. ............  Nevada
National City Investment Management Company.................  Michigan
National City Investments Corporation.......................  Kentucky
National City Leasing Corporation...........................  Kentucky
National City Life Insurance Company........................  Arizona
National City Mortgage Co. .................................  Ohio
National City Mortgage Insurance Company, Inc. .............  Hawaii
National City Mortgage Services Co. ........................  Michigan
National City Ohio, LLC. ...................................  Indiana
National City SPC, Inc. ....................................  Delaware
National City Trade Services Limited........................  Hong Kong
National Processing, Inc. ..................................  Ohio
National Processing Company International (Fiji) Limited....  Fiji
National Processing Company, LLC............................  Ohio
National Processing Services, Incorporated..................  Ohio
New England Trust Company, National Association.............  United States
Nottingham Corporation......................................  Pennsylvania
Ohio National Corporation Trade Services....................  Ohio
Patriot First Mortgage, LLC.................................  Indiana
Peninsula Mortgage, LLC.....................................  Indiana
Platinum First Mortgage, LP.................................  Ohio
PURE Utah Mortgage, LLC.....................................  Indiana
REO Mortgage Services, LLC..................................  Indiana
Regional First Mortgage, LLC................................  Indiana
Reliable Mortgage Investors, LLC............................  Indiana
Sterling Private Investments, Inc. .........................  Ohio
SunAmerica Affordable Housing Partners......................  Nevada

                                                              STATE OR JURISDICTION
                                                                UNDER THE LAW OF
                                                                 WHICH ORGANIZED
                                                              ---------------------
The First Mortgage Group, LLC...............................  Indiana
The Loan Connection, LLC....................................  Indiana
The Madison Bank & Trust Company............................  Indiana
Tower Mortgage, LLC.........................................  Indiana
Town and Country Lending, LLC...............................  Indiana
Ultimate Home Loans, L.P. ..................................  California
Virginia First Mortgage, LLC................................  Indiana
Virginia Home Mortgage, LLC.................................  Indiana
Western Properties, Inc. ...................................  Pennsylvania
Zenith Mortgage, LLC........................................  Colorado